Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Remuneration	$ 2,133,063	$ 2,357,252	$ 2,959,019
Short-term benefits for employees	272,714	207,391	497,424
Other long-term benefits - IAS	146,404	2,088	322,865
Total	2,552,181	$ 2,566,731	$ 3,779,308
Guaranteed to key management personnel	$ 0